                                                                 EXHIBIT 10.13.3

                              THIRD AMENDMENT TO
                              ------------------
                      RESTATED REVOLVING CREDIT AGREEMENT
                      -----------------------------------


     This Third Amendment To Restated Revolving Credit Agreement (this "Third Amendment") is made by and among AMERICREDIT CORP., a Texas corporation ("Company"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation, AMERICREDIT OPERATING CO., INC., a Delaware corporation (individually, a "Borrower" and collectively, the "Borrowers"), AMERICREDIT PREMIUM FINANCE, INC., a Delaware corporation, and ACF INVESTMENT CORP., a Delaware corporation, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, LASALLE NATIONAL BANK, COMERICA BANK-TEXAS, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (FORMERLY TEXAS COMMERCE BANK NATIONAL ASSOCIATION), BANKAMERICA BUSINESS CREDIT, INC., THE BANK OF NOVA SCOTIA, CIBC INC, CREDIT LYONNAIS NEW YORK BRANCH, BANK BOSTON, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED and NATIONAL CITY BANK (collectively, the "Banks"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent").

     WHEREAS, on October 3, 1997, the parties entered into that one certain Restated Revolving Credit Agreement (the "Credit Agreement") providing for a revolving credit facility to Borrowers in the maximum amount of $310,000,000 at any one time outstanding; and

     WHEREAS, the parties entered into a First Amendment To Restated Revolving Credit Agreement dated January 21, 1998 (the "First Amendment"); and

     WHEREAS, the parties entered into a Second Amendment To Restated Revolving Credit Agreement dated April 30, 1998 (the "Second Amendment"); and

     WHEREAS, the parties have agreed to amend the Credit Agreement in certain respects.

     NOW THEREFORE, for good and valuable consideration, the receipt and total sufficiency of which is hereby acknowledged, it is agreed by and among the parties as follows:

                                       1.

     The definitions of "Domestic Finance Contract" and "Permitted Liens" in
Article I of the Credit Agreement are amended to read in their entirety as follows:

          "Domestic Finance Contract" shall mean a Finance Contract that (i) is
           -------------------------
     denominated and payable only in Dollars and (ii) is not owned by a Non-Domestic Subsidiary.

          "Permitted Liens" shall mean:  (i) Liens on equipment and fixed
           ---------------
     assets, including purchase money Liens, relating to or securing obligations in an aggregate amount not to exceed the positive difference between (a) twenty million dollars ($20,000,000) and (b) the aggregate amount of Liens described in (viii) below at any time; (ii) pledges or deposits made to secure payment of Worker's Compensation (or to participate in any fund in connection with Worker's Compensation), unemployment insurance, pensions or social security programs; (iii) Liens imposed by mandatory provisions of law such as for materialmen's, mechanics, warehousemen's and other like Liens arising in the ordinary course of business, securing Indebtedness whose payment is not yet due unless the same are being contested in good faith and for which adequate reserves have been provided; (iv) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate reserves have been provided; (v) Liens with respect to good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money unless such Liens are otherwise Permitted Liens), pledges or deposits to secure public or statutory obligations, deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, customs duties or other similar charges; (vi) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such do not impair the use of such property for the uses intended, and none of which is violated by Company or any of its Subsidiaries in connection with existing or proposed structures or land use; (vii) Liens and encumbrances created and existing in connection with Securitizations and any Additional Warehouse Facility;
     (viii) Liens on short term investments pledged to Texas Commerce Bank in an aggregate amount not to exceed two million dollars ($2,000,000) with respect to the Mortgage Subsidiary; (ix) Liens on Credit Enhancement Assets in Securitizations, and (x) Liens on property or assets of a Non-Domestic Subsidiary.

                                       2.

     A new definition of "Non-Domestic Subsidiary" is added to Article I of the Credit Agreement which shall read as follows:

          "Non-Domestic Subsidiary" shall mean an entity organized, created or
           -----------------------
     formed under the laws of a jurisdiction located outside the United States of America.

                                       3.

     Section 2.01(a) of the Credit Agreement is amended to read in its entirety as follows:

     2.01. Revolving Credit Commitment.
           ---------------------------

           (a)  Revolving Loan Commitments.  Subject to the terms and conditions
                --------------------------
     of this Loan Agreement and the Revolving Credit Borrowing Base limitation in Section 2.01(b), each Bank severally agrees to extend to Borrowers, from the date hereof through the Termination Date (the "Revolving Credit

     Period"), a revolving line of credit which shall not exceed at any one time outstanding the amount set forth opposite its name below (for each Bank, such amount is hereinafter referred to as its "Commitment"):


                                                        Commitment
                                                        Percentage
           Banks                       Commitment        (Rounded)
           -----                       ----------       ----------
Wells Fargo Bank (Texas),              $45,000,000     19.1489361700%
     National Association

LaSalle National Bank                  $30,000,000     12.7659574470%

Chase Bank of Texas, National          $25,000,000     10.6382978730%
     Association

Comerica Bank-Texas                    $25,000,000     10.6382978730%

BankAmerica Business Credit, Inc.      $25,000,000     10.6382978730%

The Bank of Nova Scotia                $15,000,000      6.3829878230%

CIBC Inc.                              $15,000,000      6.3829787230%

Credit Lyonnais New York Branch        $15,000,000      6.3829787230%

BankBoston, N.A.                       $15,000,000      6.3829787230%

The Long-Term Credit Bank of Japan,    $15,000,000      6.3829787230%
Limited

National City Bank                     $10,000,000      4.2553191490%
                                       -----------

                                      $235,000,000   100.00000000000%
                                      ============   ===============

     No Bank shall be obligated to make any Advance under this Section 2.01 and
Section 2.02 if, immediately after giving effect thereto, the aggregate amount of all indebtedness and obligations of Borrowers to such Bank under Section 2.01, Section 2.02 and Section 2.03 exceeds the lesser of (a) such Bank's Commitment or (b) an amount equal to such Bank's Percentage times the Revolving
                                                            -----
Credit Borrowing Base in effect at such time.

     Within the limits of this Section 2.01, during the Revolving Credit Period, Borrowers may borrow, prepay pursuant to Section 3.03 hereof and reborrow under this Section 2.01; provided, however, the total number of unpaid Eurodollar Borrowings shall not exceed five (5) at any time. Each Borrowing pursuant to this Section 2.01 and Section 2.02 shall be funded ratably by Banks in proportion to their respective Percentages. Each advance made by a Bank under Section 2.01 and Section 2.02 is herein called an "Advance"; all Advances made by a Bank hereunder are herein collectively called a "Revolving Credit Loan"; the aggregate unpaid principal balance of all Advances made by Banks hereunder are herein collectively called the "Revolving Credit Loans"; and the combined Advances made by Banks on any given day are herein collectively called a "Borrowing". The "Total Commitment" shall be two hundred thirty-five million dollars ($235,000,000).

                                       4.

     Section 8.23 and Section 8.24 of the Credit Agreement are amended to read as follows:

          8.23.  Principal Depository.  Borrowers shall use Agent as their
                 --------------------
     principal depository; Borrowers shall use the lockbox services of Agent.

          8.24.  Guaranty of Subsidiary Corporations.  Borrowers shall cause
                 -----------------------------------
     each Subsidiary formed or acquired after the date of this Agreement to execute a Guaranty of the Notes within ten (10) days after the date of formation or acquisition of such Subsidiary except (i) any special purpose Subsidiary formed solely for the purpose of consummating a Securitization or an Additional Warehouse Facility and (ii) the Mortgage Subsidiary, or
     (iii) a Non-Domestic Subsidiary.

                                       5.

     Section 9.11 of the Credit Agreement is amended to read as follows:

          9.11.  No Grant of Negative Pledge.  Agree with any Person not to
                 ---------------------------
     create or suffer to exist any mortgage, pledge, security interest or encumbrance or Lien upon any of its property or assets now owned or hereafter acquired except (a) with respect to the property or assets of the Mortgage Subsidiary, (b) in connection with the Senior Notes or (c) with respect to property or assets of a Non-Domestic Subsidiary; or

                                       6.

     Section 12.13 of the Credit Agreement is hereby deleted.

                                       7.

     Except as amended above and by the First Amendment and the Second Amendment, the Credit Agreement is ratified and confirmed and shall remain in full force and effect.

                                       8.

     Borrowers agree to pay all costs and expenses incurred by Banks in connection with this Third Amendment (including all attorney's fees).

                                       9.

     This Third Amendment may be executed in multiple counterparts, each of which shall constitute an original.

                                      10.

     This Third Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                      11.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Executed to be effective as of August 31, 1998.

                              AMERICREDIT CORP., a Texas corporation


                              By:
                                 -----------------------------------------
                                  Preston Miller, Executive Vice President


                              AMERICREDIT FINANCIAL SERVICES,
                                  INC., a Delaware corporation


                              By:
                                 -----------------------------------------
                                  Preston Miller, Executive Vice President


                              AMERICREDIT OPERATING CO., INC., a
                              Delaware corporation


                              By:
                                 -----------------------------------------
                                  Preston Miller, Executive Vice President

                                                                 BORROWERS

                              AMERICREDIT PREMIUM FINANCE,
                                    INC., a Delaware corporation


                              By:
                                 -----------------------------------------
                                  Preston Miller, Executive Vice President


                              ACF INVESTMENT CORP., a Delaware
                                    corporation


                              By:
                                 -----------------------------------------
                                  Preston Miller, Executive Vice President

                                                                GUARANTORS

                              WELLS FARGO BANK (TEXAS), NATIONAL
                              ASSOCIATION




                              By:
                                 -----------------------------------------
                                  Susan B. Sheffield, Vice President


                              LASALLE NATIONAL BANK


                              By:
                                 -----------------------------------------
                                  Terry M. Keating, Senior Vice President


                              COMERICA BANK-TEXAS


                              By:
                                 -----------------------------------------
                                  Ty Maxfield, Assistant Vice President


                              CHASE BANK OF TEXAS, NATIONAL
                        ASSOCIATION (formerly Texas Commerce
                        Bank National Association)


                              By:
                                 -----------------------------------------
                                  B. B. Wuthrich, Vice President

                              BANKAMERICA BUSINESS CREDIT, INC.


                              By:
                                 -----------------------------------------
                                  Kevin Corcoran, Vice President


                              THE BANK OF NOVA SCOTIA


                              By:
                                 -----------------------------------------
                                  F. C. H. Ashby, Senior Manager-
                                         Loan Operations


                              CIBC INC.


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              BANK BOSTON, N.A.


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              THE LONG-TERM CREDIT BANK OF
                                    JAPAN, LIMITED


                              By:
                                 -----------------------------------------

                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              NATIONAL CITY BANK


                              By:
                                 -----------------------------------------
                                  Michael Durbin, Vice President

                                                                     BANKS

                              WELLS FARGO BANK (TEXAS), NATIONAL
                              ASSOCIATION


                              By:
                                 -----------------------------------------
                                  Susan B. Sheffield, Vice President

                                                                     AGENT